UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 10, 2012
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CITIZENS BANCORP OF VIRGINIA, INC.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	000-50576 (Commission File Number)	20-0469337 (I.R.S. Employer Identification No.)

126 South Main Street Blackstone, Virginia (Address of principal executive offices)	23824 (Zip Code)

Registrant’s telephone number, including area code: (434) 292-7221

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

On February 10, 2012, Ronald E. Baron notified Citizens Bancorp of Virginia, Inc. (the “Company”) and its subsidiary, Citizens Bank and Trust Company (the “Bank”), of his resignation, effective March 9, 2012, as Senior Vice President and Chief Financial Officer of the Company and as Senior Vice President of the Bank.  Mr. Baron has accepted another position in the financial services industry.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS BANCORP OF VIRGINIA, INC.
(Registrant)

Date: February 15, 2012	By:	/s/ Joseph D. Borgerding
Joseph D. Borgerding
President and Chief Executive Officer